[LAKOTA TECHNOLOGIES LETTERHEAD]


                                January 24, 2000



Patsy  R.  Morgan

     Re:     Consulting  Agreement

Dear  Ms.  Morgan:

     Please allow this letter to outline the terms of our consulting agreement between Lakota Technologies, Inc. (the "Company") and Patsy R. Morgan (the "Consultant"). Consultant has been retained beginning on the date hereof and continuing until March 31, 2000, to provide services to the Company in the areas of business plan review and modification, marketing plans, the design and implementation of customer service policies and procedures, and preparation of internal financial statements and analysis.

     As consideration for these services, Consultant shall receive an aggregate of 100,000 shares of Company common stock, to be registered on Form S-8 as soon as reasonably practicable.


Lakota  Technologies,  Inc.

/s/ Cody Morgan                           /s/ Patsy R. Morgan
______________________________          ______________________________
By:     Cody  Morgan                         Patsy  R.  Morgan
Its:     Secretary  and  Director